                            ------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                            ------------------------

      Date of Report (Date of earliest event reported): June 1, 2004

                                VOYAGER ONE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

859 West End Court, Suite I, Vernon Hills, IL                   60061
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (847) 984-6200

ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.
-------      ------------------------------------------

On June 1st, 2004, Voyager One, Inc. entered into a letter of intent to acquire the DP3 division of Business Systems Engineering, Inc. based in Chicago, Illinois. DP3's technology for Digital Pen, Paper & Process Automation enables business to integrate business processes from paper forms to enterprise data stores while benefiting from a unified framework for creating and managing paper based business processes from end to end.

The DP3 Frameworks creates front-end productivity, and enables people to execute processes from within their familiar paper environment, and deploys business processes in a simple, straightforward manner.

The transaction, which is subject to the signing of a definitive agreement and customary closing conditions, is expected to close in June 2004. The terms of the transaction are not disclosed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 3, 2004                              VOYAGER ONE, INC.

                                             By: /s/ John Lichter
                                                 -------------------------------
                                                 Chief Executive Officer